UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 1, 2006

NeoPharm, Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-90516	51-0327886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Lakeside Drive, Waukegan, IL  60085
(Address of principal executive offices)(Zip Code)

(Registrant’s telephone number, including area code)  (847) 887-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c)).

Item 1.01.              Entry into a Material Agreement

(a)           On November 1, 2006, the Company received notice from the U.S. Department of Health and Human Services, Public Health Service (“PHS”), that the PHS has approved and executed Amendment No. 5 (the “Amendment”) to the Cooperative Research and Development Agreement (CRADA) No. 26-97 between the Company and the Food and Drug Administration dated August 27, 1997, entitled “Interleukin-13-Pseudomonas Exotoxin as an Anticancer Agent”.(1)  The Amendment extends the term of the CRADA through July 31, 2009, amends certain of the reporting responsibilities of the parties, adds additional research objectives, and sets forth the agreed upon funding to be provided by the Company pursuant to the CRADA through July 31, 2009.  A copy of the Amendment is attached as Exhibit 10.1.

(1)  Incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1998.  (File No. 001-12493).

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits:

Exhibit No.	Exhibit Table
10.1	Amendment No. 5 to CRADA No. 26-97.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

	By:	/s/ RONALD E. PAULI
Ronald E. Pauli
Chief Financial Officer
(Principal Financial Officer)
Dated: November 6, 2006

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

10.1	Amendment No. 5 to CRADA No. 26-97.